                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)         December 13, 2007
                                                --------------------------------

                           MACC PRIVATE EQUITIES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                       0-24412                42-1421406
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 (State or Other Jurisdiction           (Commission             (IRS Employer
       of Incorporation)               File Number)          Identification No.)

   101 Second Street SE, Suite 800, Cedar Rapids, Iowa             52401
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         (Address of Principal Executive Offices)               (Zip Code)

                                 (319) 363-8249
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01 Other Events.

     The Registrant issued a press release on December 13, 2007 announcing that the United States Small Business Administration ("SBA") has accepted the request by the Registrant's wholly-owned subsidiary, MorAmerica Capital Corporation
("MorAmerica"), to surrender its license to operate as a Small Business
Investment Company ("SBIC").

     A copy of the press release has been filed with this Current Report on Form
8-K as Exhibit 99.1, and is incorporated herein by reference.

     Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

         99.1 Press Release dated December 13, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: December 13, 2007

                                       MACC PRIVATE EQUITIES INC.

                                       By: /s/ David R. Schroder
                                           -------------------------------
                                            David R. Schroder
                                            President and Secretary

                                  Exhibit Index

Exhibit
Number            Description

99.1              Press Release dated December 13, 2007.